UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under Rule 14a-12

CURRENCYWORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CURRENCYWORKS INC.

561 Indiana Court

Los Angeles, California 90291

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2021

Dear Stockholder:

Our annual meeting of stockholders will be held on Thursday, May 27, 2021, at 10:00 a.m., Pacific time, via teleconference only for the following purposes:

1.	To elect James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy and James Carter as the directors of our company;
2.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm;
3.	To approve an amendment of our 2017 equity incentive plan to increase in the number of shares of common stock available for the grant of stock options from 6,985,207 to 13,300,000;
4.	To approve an amendment of our company’s articles of incorporation to increase the number of authorized shares of common stock from 75,000,000 to 400,000,000;
5.	To approve amendment and restatement of our company’s bylaws to remove the provisions required by the TSX Venture Exchange; and
6.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on April 20, 2021 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

In view of the current COVID-19 outbreak, our company will not be providing a physical location for stockholders to attend the annual meeting in person. As always, we encourage stockholders to vote prior to the annual meeting. Stockholders are encouraged to vote on the matters before the annual meeting by proxy and to join the annual meeting by teleconference. To access the annual meeting by teleconference, dial toll free at 888-289-4573, access code: 3904509#.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote at the annual meeting if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Bruce Elliott
Bruce Elliott
President

April 26, 2021

CURRENCYWORKS INC.

561 Indiana Court

Los Angeles, California 90291

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2021

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of CurrencyWorks Inc. (“we”, “us”, “our” or the “Company”) is soliciting proxies for use at the annual meeting of stockholders to be held on Thursday, May 27, 2021, at 10:00 a.m., Pacific time.

In view of the current COVID-19 outbreak, our company will not be providing a physical location for stockholders to attend the annual meeting in person. As always, we encourage stockholders to vote prior to the annual meeting. Stockholders are encouraged to vote on the matters before the annual meeting by proxy and to join the annual meeting by teleconference. To access the annual meeting by teleconference, dial toll free at 888-289-4573, access code: 3904509#.

These materials are expected to be first sent or given to our stockholders on or about April 29, 2021.

What is included in these materials?

These materials include:

●	the notice of the annual meeting of stockholders;
●	this proxy statement for the annual meeting of stockholders;
●	the proxy card; and
●	our annual report on Form 10-K/A for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on March 31, 2021.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on May 27, 2021

Above materials are also available at https://currencyworks.io/investors/annual-general-meetings.html.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

●	the election of directors;

●	the ratification of appointment of our independent registered public accounting firm;

●	the approval of amendment of our 2017 equity incentive plan;

●	the approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock; and

●	the approval of amendment and restatement of our bylaws to remove the provisions required by the TSX Venture Exchange.

2

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on April 20, 2021 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record of our common stock on the record date, you are entitled to vote at the annual meeting.

As of the record date, 53,292,283 shares of our common stock were issued and outstanding and, therefore, a total of 53,292,283 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote at the annual meeting or by proxy.

●	To vote at the annual meeting, come to the annual meeting, and we will give you instruction as to how to vote.
●	If you do not wish to vote at the annual meeting or if you will not be attending the annual meeting, you may vote by proxy by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

●	you wish to vote at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.
●	you do not wish to vote at the annual meeting or you will not be attending the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

3

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company of Canada, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

Our directors are elected by a majority of the votes cast. This means that the nominees who receive more “For” votes than “Against” votes will be elected as directors. There is no cumulative voting in the election of directors.

The proposal for approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock requires the affirmative vote from the stockholders holding shares in our company entitling them to exercise at least a majority of the voting power. This means that the proposal must receive “For” votes from the holders of at least 26,646,142 shares of our common stock.

The proposal for approval of amendment and restatement of our bylaws to remove the provisions required by the TSX Venture Exchange requires the affirmative vote of a majority of not less than two-thirds of the votes cast at the annual meeting at which a quorum is present. This means that the proposal must receive at least twice as many “For” votes as “Against” votes.

All other proposals require the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote on any matter (which shares voting affirmatively also constitute at least a majority of the required quorum). Therefore, for the other proposals to be approved, each proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the proposal for approval of amendment and restatement of our bylaws to remove the provisions required by the TSX Venture Exchange, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on this proposal.

For all other proposals, you may vote “For”, “Against”, or “Abstain” for each proposal. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

4

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but has no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual meeting. Stockholders holding at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at the annual meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the annual meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

●	“For” the election of all nominees for directors;
●	“For” the ratification of the appointment of the independent registered public accounting firm;
●	“For” the approval of amendment of our 2017 equity incentive plan;
●	“For” the approval of amendment of our articles of incorporation to increase the number of authorized shares of our common stock; and
●	“For” the approval of amendment and restatement of our bylaws to remove the provisions required by the TSX Venture Exchange

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the annual meeting and voting at the annual meeting. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us a written notice of revocation prior to the annual meeting at CurrencyWorks Inc., 561 Indiana Court, Los Angeles, California 90291, Attn: President.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

5

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors and officers may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated, all reference to “dollars”, “$”, “USD” or “US$” are to United States dollars and all reference to “CDN$” are to Canadian dollars.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 23, 2021, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities and by each of our directors and named executive officers (as defined in the “Executive Compensation” section below) and by our directors and executive officers as a group.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)(2)
Bruce Elliott 6 Kermode Road, Crosby, Isle of Man 1M4 4BZ	Common Stock	333,333	(3)	*
Michael Blum 2212 Glenbrook Way, Las Vegas, NV 89117	Common Stock	716,667	(4)	1.34%

6

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)(2)
Swapan Kakumanu 193 Simcoe Circle SW, Calgary, AB T3H 4S3	Common Stock	358,333	(5)	*
Cameron Chell 561 Indiana Court, Venice Beach, CA 90291	Common Stock	2,794,333	(6)	5.24%
James P. Geiskopf 3250 Oakland Hills Court, Fairfield, CA 94534	Common Stock	4,033,333	(7)	7.57%
Edmund C. Moy 4251 Campbell Avenue, Suite 313, Arlington, VA 22206	Common Stock	166,667	(8)	*
James M. Carter 12532 23rd Ave, Surrey, BC V4A 2C4, Canada	Common Stock	166,667	(9)	*
All executive officers and directors as a group (7 persons)	Common Stock	8,569,333		16.08%

*	Less than 1%.

(1)	Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of ownership is based on 53,292,283 shares of our common stock issued and outstanding as of April 23, 2021.

(3)	Comprised of 333,333 options to purchase shares of our common stock exercisable within 60 days.

(4)	Includes 466,667 options to purchase shares of our common stock exercisable within 60 days.

(5)	Includes 358,333 options to purchase shares of our common stock exercisable within 60 days, held by Red to Black Inc., a company controlled by Mr. Kakumanu.

(6)	Comprised of 61,000 shares of our common stock held directly, 2,000,000 shares of our common stock held indirectly through Blockchain Fund GP Inc., 200,000 shares of our common stock held indirectly through 1373024 Alberta Inc. and 533,333 options to purchase shares of our common stock exercisable within 60 days, held by Mr. Chell. Mr. Chell has the sole power to vote or direct the vote, and to dispose or direct the disposition of the shares of our common stock held by Blockchain Fund GP Inc. and 1373024 Alberta Inc.

(7)	Includes 533,333 options and 1,000,000 warrants to purchase shares of our common stock exercisable within 60 days.

(8)	Includes 166,667 options to purchase shares of our common stock exercisable within 60 days.

(9)	Includes 166,667 options to purchase shares of our common stock exercisable within 60 days.

7

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1

Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the five nominees named below.

All of our directors hold office until the next annual meeting of our stockholders or until their successors have been elected and qualified, or until their death, resignation or removal.

Our board of directors recommends that you vote FOR these nominees.

Nominees

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Cameron Chell	Chairman and Director	52	August 21, 2017
James P. Geiskopf	Lead Director	61	August 28, 2014
Michael Blum	Director	44	October 9, 2017
Edmund C. Moy	Director	63	February 9, 2018
James M. Carter	Director	75	May 17, 2018

Business Experience of Nominees

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Cameron Chell

On August 21, 2017, Cameron Chell was appointed as the president and chief executive officer and a director of our company. On October 15, 2017, Mr. Chell resigned as our president and chief executive officer in order to accommodate the appointment of Bruce Elliott as our president. On the same day, Mr. Chell was appointed as the non-executive chairman.

Mr. Chell founded Business Instincts Group Inc. in November 2009. Business Instincts Group is a venture creation accelerator and services firm whose focus is building high-tech startups. The companies that Business Instincts Group has helped build include Draganfly, ColdBore, Payfare, UrtheCast, the first commercial video platform on the International Space Station. As well, Mr. Chell has founded several startups including Futurelink, the original cloud computing company.  Business Instincts Group’s venture creation process involves management services that integrate a proprietary strategic planning process (The RIPKIT) into organizations fostering strategic growth, valuation appreciation, liquidity, and management accountability. Today Mr. Chell is CEO of Draganfly Innovations Inc and publicly listed Drone solutions and manufacturing company. Mr. Chell also sits on a number of boards both private and public in which Mr Chell’s primary responsibility is to provide strategic management facilitation while working with his co-founders, executives, and investors to determine what is most important and specifically how to get it done. Mr. Chell has also been a director and secretary of Ryde from December 2017 and chairman of Ryde from February 2018.

8

We believe that Mr. Chell is qualified to serve on our board of directors because of his extensive business experience derived from his current and past occupation.

James P. Geiskopf

Effective August 28, 2014, Mr. Geiskopf was appointed as president, secretary, treasury and director of our company. On August 21, 2017, Mr. Geiskopf resigned as our president. On October 9, 2017, Mr. Geiskopf resigned as our secretary and treasurer. Mr. Geiskopf has been our lead director since August 21, 2017.

Mr. Geiskopf currently serves on the board of directors of Verb Technology Company, Inc. (VERB: NASDAQ), formerly nFusz, Inc. (since May 7, 2014), a company having shares of common stock registered under the Securities Exchange Act of 1934. He served as a director of Electronic Cigarettes International Group, Ltd. from June 2013 to March 2017. He was the president, secretary, treasurer and a director of Searchbyheadlines.com (now Naked Brand Group Inc.) from December 22, 2011 to July 30, 2012, and the president and director of The Resource Group from 2007 to 2009. From 1986 to 2007, he served as the president and chief executive officer of Budget Rent-a-Car of Fairfield, California. Mr. Geiskopf also served on the board of directors of Suisun Valley Bank from 1986 to 1993 and on the board of directors of Napa Valley Bancorp. from 1991 to 1993.

We believe that Mr. Geiskopf is qualified to serve on our board of directors because of his extensive business management and financial expertise derived from his past occupation and his past and current board participation.

Michael Blum

On October 9, 2017, Michael Blum was appointed as the chief financial officer, secretary, treasurer and a director of our company. On December 4, 2018, we removed Mr. Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the TSX Venture Exchange. On September 14, 2020, Mr. Blum resigned as our chief operating officer. On September 16, 2020, Mr. Blum resigned as the secretary and treasurer of our company.

Mr. Blum started his career in Silicon Valley where he eventually joined PayPal as country manager, Germany and later ran the payments business for eBay in South East Asia and the Pacific. In 2005, he moved into the world of finance, co-founding a hedge fund, Falconhenge Partners which then became part of Magnetar Capital. Since January 2008, Mr. Blum has been a co-founder and the president at Hedgeye Risk Management, a leading online financial media company and he is a director at Hedgeye Cares, the company’s employee driven charity. Since August 2016, he has also served as president of Seven7, LLC, a sports and entertainment focused venture fund. Since July 2013, he has served as managing director at Asia Leisure Capital SA, a hotel and casino management and investment firm. He was previously co-founder and chief financial officer of Firefly Systems Inc. from January 2014 to February 2017. Mr. Blum graduated from Yale University with a Bachelor of Arts in Economics and International studies in 1998.

We believe that Mr. Blum is qualified to serve on our board of directors because of his extensive business management and financial expertise derived from his past occupation.

9

Edmund C. Moy

On February 9, 2018, we appointed Edmund C. Moy as a director of our company.

Mr. Moy has been self-employed since July 2013. He has provided autographs for Numismatic Guarantee Corporation since December 2015 and to Profession Coin Grading Services, a division of Collectors Universe (CLCT: NASDAQ) from November 2013 to November 2015. Mr. Moy has also been an author with Whitman Publishing since December 2013, and was a provider of endorsement to Fortress Gold Group from August 2014 to July 2017 and to Morgan Gold from November 2011 to July 2014. As a consultant since August 2013, he has advised the U.S. Department of Labor and the U.S. Department of Transportation during most of 2017 and worked on projects to develop the first Bitcoin IRA and the first state gold bullion depository in America. He has also been a professional speaker since August 2013. He was the vice president for corporate infrastructure of L&L Energy, Inc. from January 2011 to July 2013 and a director of L&L Energy, Inc. from January 2012 to September 2012. From September 2006 to January 2011, Mr. Moy served as Director of the United States Mint, the world’s largest manufacturer of coins and medals. He was appointed by President George W. Bush and unanimously confirmed by the U.S. Senate.

He currently serves on the advisory board or board of directors of several privately-held companies: AID:Tech (a blockchain company that fights global corruption in foreign aid and relief with digital identification), OmniSparx (develops healthy decentralized token ecosystems), and Valaurum (which sells the smallest verifiable unit of gold in the world). He is also a member of the Executive Advisory Board for the School of Business & Economics of Seattle Pacific University, the Board of Regents for Trinity International University, and the National Council for C3 Leaders.

Mr. Moy has served on public, private and non-profit boards and advisory boards, including coin.co, Axon Connected, LLC, L&L Energy, Inc. (NASDAQ: LLEN), Xactimed, Emerald Health Network, Christianity Today International, and Tau Kappa Epsilon International Fraternity.

We believe that Mr. Moy is qualified to serve on our board of directors because of his extensive business experience derived from his current and past occupation.

James M. Carter

On May 17, 2018, we appointed James M. Carter as a director of our company.

Mr. Carter is a Chartered Professional Accountant with over 45 years’ experience in both the private and public business sectors, and was Vice President of MFC Bancorp Ltd., an NYSE listed company focused on merchant banking activities from January 1998 to February 2017. He specialized in conducting corporate evaluations, due diligence reviews, analysis and related negotiations for corporate acquisitions, as well as designing, negotiating, managing and implementing corporate and debt restructurings and risk management programs.

He was based in Europe from 1998 to 2005, and has extensive domestic and international experience encompassing both North American and European capital markets with particular expertise gained in emerging markets and the natural resources sector.

Mr. Carter currently services on the board of directors of Aloro Mining Corp. (since April 2, 2018). During his career, he has served as an officer and director of a number of private and publicly traded companies in various industries in both North America and Europe.

10

We believe that Mr. Carter is qualified to serve on our board of directors because of his extensive business management and financial expertise derived from his past occupation and his past and current board participation.

Executive Officers

Our executive officers are appointed by our board of directors and hold office until their death, resignation or removal from office.

The names of our executive officers, their age, positions held, and duration of such and a brief description of the background and business experience for the past five years are as follows:

Business Experience of Executive Officers

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Bruce Elliott	President	57	October 15, 2017
Swapan Kakumanu	Chief Financial Officer, Secretary and Treasurer	51	December 4, 2018

The following is a brief account of the education and business experience of our executive officers during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Bruce Elliott

On October 15, 2017, Bruce Elliott was appointed as the president of our company. From April 2012 to October 2017, Mr. Elliott served as director of Boston Limited, Isle of Man, a regulated fiduciary and corporate service provider. From January 2013 to October 2017, Mr. Elliott served as director of Boston Ventures Limited, Isle of Man. From December 2017 to February 2018, Mr. Elliott served as the chief marketing officer of Ryde.

Mr. Elliott is a 25-year eCommerce veteran having held senior leadership roles in privately held and listed companies in online payments, gaming, venture capital and trust and corporate service sectors in North America and Europe. Mr. Elliott is a recognized international conference speaker on entrepreneurship, venture capital and emerging technology trends and has also led venture capital investments into clean tech, gaming, blockchain and fintech companies. Career highlights include Executive Vice President Marketing and Sales of AIM listed Neteller plc, Director of Boston Group Limited and Managing Director of Boston Ventures Limited.

Swapan Kakumanu

On December 4, 2018, Swapan Kakumanu was appointed as the chief financial officer of our company. Mr. Kakumanu had been the controller of our company since October 2017.

Mr. Kakumanu has been a partner, with Red to Black Inc., a financial services firm offering chief financial officer, controller and strategic consulting services to both public and private companies, since November 2012. Mr. Kakumanu has been the chief financial officer of RYDE Holding Inc. from October 2018 to November 2019, the chief financial officer and a director of BLOCKStrain Technology Corp. (now TruTrace Technologies Inc.) (CSE: TTT) from September 2018 to March 2020, and the chief financial officer of Pounce Technologies Inc. (NEX: POI) from July 2016 to December 2019. Mr. Kakumanu was also the chief financial officer of Intercept Energy Services Inc. from June 2014 to September 2018, the chief financial officer and controller of Vogogo Inc. now Cryptologic Corp.) (CSE: CRY, OTCQB: VGGOF) from August 2017 to April 2018.

11

Mr. Kakumanu has over 20 years of senior finance and operations experience. He has served at the executive levels in both public and private companies including senior roles as president, chief executive officer, chief financial officer and company secretary, as well as director roles on boards. Mr. Kakumanu has extensive experience in public company reporting, investor relations, ERP implementations, mergers and acquisitions, internal controls and general overall financial, strategic and operations management. His diverse industry experience spans commercializing technologies and launching software solutions, blockchain, manufacturing, distribution, oilfield services, healthcare technologies and multi-jurisdictional operations. He holds CPA.CGA, ACA (Chartered Accountant, India) and ACMA (Certified Management Accountant, India) designations.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors or executive officers, or any associate of any such director or executive officer is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

Except as disclosed below, none of our directors and executive officers has been involved in any of the following events during the past ten years:

(a)	any petition under the federal bankruptcy laws or any state insolvency laws filed by or against, or an appointment of a receiver, fiscal agent or similar officer by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

(b)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

12

(d)	being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e)	being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission to have violated a federal or state securities or commodities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been reversed, suspended, or vacated;

(f)	being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(g)	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(h)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Michael Blum was a co-founder of Firefly Systems Inc. (“Firefly”) and acted as the chief financial officer of Firefly from January 2014 to February 2017. Firefly was a start-up in the space launch industry. Firefly grew from nothing in January 2014 to a company with 185 employees in the summer of 2016 with NASA as its flagship customer. When a major European investor backed out of a $32 million funding commitment at the last minute due to the Brexit vote, Firefly’s major stockholder was unwilling to pick-up the pieces and Firefly failed to close its last round of funding by early 2017. As a result, on April 3, 2017, Firefly filed a bankruptcy petition under Chapter 7 in the United States Bankruptcy Court for the Western District of Texas.

Michael Blum was elected to the board of directors of XCOR Aerospace, Inc. (“XCOR”) in late April 2017. XCOR lost its only customer one or two weeks after his election and the board of directors of XCOR asked Mr. Blum to fill the role of acting chief executive officer and Mr. Blum took over as acting chief executive officer on June 27, 2017. Mr. Blum was unable to save XCOR and, on November 8, 2017, XCOR filed a bankruptcy petition under Chapter 7 in the United States Bankruptcy Court for the Eastern District of California.

13

Corporate Governance

Meetings

During the year ended December 31, 2020, our board of directors held 5 board meetings and, except for Alphonso Jackson, each director attended 100% of these meetings. Alphonso Jackson missed 2 of these meetings.

We encourage all incumbent directors and nominees for election as director to attend our meeting of stockholders. 3 directors attended our annual meeting of stockholders on December 7, 2020.

Committees of Board of Directors

Audit Committee

We have an audit committee consisting of Michael Blum, James M. Carter, James P. Geiskopf, and Edmund C. Moy. Our audit committee assists our board of directors in fulfilling its responsibility to our stockholders relating to corporate accounting matters, the financial reporting practices of our company, and the quality and integrity of the financial reports of our company.

Our audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter adopted by our board of directors on October 9, 2017. The audit committee charter is attached to this proxy statement as Schedule “B”.

During the year ended December 31, 2020, our audit committee held 4 meetings, and each member of our audit committee attended 100% of these meetings.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with management.

Our audit committee has discussed with Haynie & Company, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

Our audit committee has received written disclosure and the letter from Haynie & Company required by applicable requirements of the Public Company Accounting Oversight Board regarding communications of Haynie & Company with our audit committee concerning independence, and has discussed with Haynie & Company its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

14

Members of the Audit Committee

Michael Blum	James M. Carter
James P. Geiskopf	Edmund C. Moy

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Other Committees of Board of Directors

We do not have nominating or compensation committees or committees performing similar functions nor do we have a written nominating or compensation committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by our board of directors.

We do not have any defined policy or procedure requirements for our stockholders to submit recommendations or nominations for directors. We do not currently have any specific or minimum criteria for the election of nominees to our board of directors and we do not have any specific process or procedure for evaluating such nominees. Our board of directors assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

A stockholder who wishes to communicate with our board of directors may do so by directing a written request to CurrencyWorks Inc., 561 Indiana Court, Los Angeles, CA 90291, Attention: Secretary.

Director Independence

We currently act with five directors consisting of Michael Blum, Cameron Chell, James P. Geiskopf, Edmund C. Moy, and James M. Carter. Our common stock is quoted on the OTCQB operated by the OTC Markets Group, which does not impose any director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we have three independent directors, James P. Geiskopf, Edmund C. Moy, and James M. Carter.

In addition, Michael Blum, James M. Carter, James P. Geiskopf and Edmund C. Moy, the members of our audit committee, have not accept directly or indirectly any consulting, advisory, or other compensatory fee from our company or subsidiary other than in his capacity as a member of the audit committee, our board of directors, or any other board committee, and each member of our audit committee is not a beneficial owner, directly or indirectly, of more than 10% of our common stock and is not an executive officer of our company. Accordingly, they are independent under independence standards applicable to the audit committee of a company whose stock is listed on the Nasdaq Capital Market.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Bruce Elliott is our president and Cameron Chell is our chairman of the board and a director of our company. In addition, James P. Geiskopf is our lead director. Because of the separation of those functions, we have determined that the leadership structure of our board of directors is appropriate, especially given the current stage of our development.

15

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Prohibited Transactions in Our Securities

Under our insider trading policy, no officer or director may make a short sale of our common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons we believe that during year ended December 31, 2020 all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with.

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended December 31, 2020;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2020; and

16

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2020,

who we will collectively refer to as the named executive officers, for all services rendered in all capacities to our company and subsidiaries for the years ended December 31, 2020 and 2019 are set out in the following summary compensation table:

Summary Compensation Table – Years ended December 31, 2020 and 2019
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bruce Elliott	2020	-	-	-	-	-	-	-	-
President(1)	2019	80,000	-	-	-	-	-	-	80,000

Michael Blum	2020	-	-	-	-	-	-	-	-
Director, Former Chief Operating Officer, Secretary and Treasurer(2)	2019	36,000	-	-	-	-	-	-	36,000

Swapan Kakumanu	2020	-	-	-	-	-	-	-	-
Chief Financial Officer, Secretary and Treasurer(3)	2019	25,000	-	-	-	-	-	-	25,000

Notes:

(1)	On October 15, 2017, Mr. Elliott was appointed as the president of our company.

(2)	On October 9, 2017, Mr. Blum was appointed as the chief financial officer, secretary, treasurer and a director of our company. On December 4, 2018, Mr. Blum resigned as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer. On the same day, Mr. Blum was appointed as chief operating officer. On September 14, 2020, Mr. Blum resigned as our chief operating officer. On September 16, 2020, Mr. Blum resigned as the secretary and treasurer of our company.

(3)	On December 4, 2018, Mr. Kakumanu was appointed as the chief financial officer of our company. On September 16, 2020, we appointed Mr. Kakumanu as our secretary and treasurer.

Narrative Disclosure to Summary Compensation Table

In connection with the appointment of Bruce Elliott as president, we have entered into an independent consultant agreement dated October 15, 2017 with Bruce Elliott whereby we agreed to pay Mr. Elliott a signing bonus of $7,500, payable within 30 days, and a consulting fee in the amount of $10,000 per month, which was increased to $12,000 per month commencing on February 1, 2018 with the approval of our board of directors. On June 1, 2018, his consulting fee increased to $16,000 per month with the approval of our board of directors. On December 1, 2019, his consulting fee decreased to $1 per month. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Elliott 200,000 stock options within 60 days at a price of $0.10 per share, which stock options become exercisable as follows: (i) 1/3 upon the date of grant; (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date. The agreement continues for twelve months terms which will automatically be renewed unless we provide 90 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Elliott by providing at least 90 days advance notice in writing, (ii) us by giving at least 90 days advance notice in writing, or (iii) us without notice in the event that Mr. Elliott: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest, or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Elliott has also agreed for the term of the agreement not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement and for a period of one year immediately following the termination or expiration of the agreement, Mr. Elliott has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us.

17

In connection with the appointment of Michael Blum as chief financial officer, we have entered into an independent consultant agreement dated October 9, 2017 with Michael Blum whereby we agreed to pay Mr. Blum a signing bonus of $25,000, payable within 30 days, and a consulting fee in the amount of $10,000 per month. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Blum stock options in an amount to be determined by our board of directors. The agreement continues for twelve months terms which will automatically be renewed unless we provide 30 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Blum by providing at least 30 days advance notice in writing, (ii) us by giving at least 30 days advance notice in writing, or (iii) us without notice in the event that Mr. Blum: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest, or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Blum has also agreed for the term of the agreement not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement and for a period of one year immediately following the termination or expiration of the agreement, Mr. Blum has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the TSX Venture Exchange. In connection with the appointment of Michael Blum as chief operating officer, on December 4, 2018, we have entered into an amendment to the independent consultant agreement dated October 9, 2017 with Mr. Blum whereby the parties (i) modified the services to be provided by Mr. Blum to reflect his new position with our company as chief operating officer and (ii) increased his consulting fee to $12,000 per month commencing December 4, 2018. On December 1, 2019, his consulting fee decreased to $1 per month.

Since October 1, 2017, we have paid Red to Black Inc., a company controlled by Swapan Kakumanu $4,000 per month which was amended to $10,000 per month from February 1, 2018 for providing accounting and controller services. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the TSX Venture Exchange. In connection with the appointment of Swapan Kakumanu as chief financial officer, we have entered into an independent consultant agreement dated December 4, 2018 with Swapan Kakumanu whereby we agreed to pay a consulting fee of $5,000 per month. Commencing December 1, 2019, the consulting agreement was amended to pay $1 per month. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Kakumanu stock options in an amount to be determined by our board of directors. The agreement continues for a twelve month term, which will automatically be renewed unless we provide 30 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Kakumanu by providing at least 30 days advance notice in writing, (ii) us by giving at least 30 days advance notice in writing, or (iii) us without notice in the event that Mr. Kakumanu: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Kakumanu has also agreed, for the term of the agreement, not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement, and for a period of one year immediately following the termination or expiration of the agreement, Mr. Kakumanu has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee, or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us.

18

On October 15, 2017, as amended on January 22, 2018, November 22, 2018, and December 7, 2020, our board of directors adopted and approved the 2017 Equity Incentive Plan. The purpose of the plan is to (a) enable us and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of our stockholders; and (c) promote the success of our business. On November 22, 2018, our board of directors amended our 2017 Equity Incentive Plan in connection with our application to list our common stock on the TSX Venture Exchange. On December 7, 2020, the plan was amended to provide that a total of 6,985,207 shares of our common stock will be available for the grant of stock options and no shares will be available for the grant of non-stock option awards.

Effective October 15, 2017, we granted a total of 1,400,000 stock options to our directors and officers (200,000 stock options to Bruce Elliott, 400,000 stock options to Michael Blum, 400,000 stock options to Cameron Chell and 400,000 stock options to James P. Geiskopf). The stock options are exercisable at the exercise price of $0.10 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 upon the date of grant; (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date. The grant also included 100,000 stock options to Swapan Kakumanu. These stock options become exercisable as follows: (i) 1/3 on the first anniversary date; (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

Effective October 15, 2017, we granted 100,000 stock options to Red to Black Inc., a company controlled by Swapan Kakumanu. The stock options are exercisable at the exercise price of $0.10 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 on the first anniversary of the grant date; (ii) 1/3 on the second anniversary of the grant date and (iii) 1/3 on the third anniversary of the grant date.

Effective June 8, 2018, we granted 75,000 stock options to Red to Black Inc. The stock options are exercisable at the exercise price of $0.60 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 on the first anniversary of the grant date; (ii) 1/3 on the second anniversary of the grant date and (iii) 1/3 on the third anniversary of the grant date.

On February 10, 2021, we granted an aggregate of 2,200,000 stock options to our directors and officers (400,000 stock options to Bruce Elliott, 200,000 stock options to Michael Blum, 400,000 stock options to Cameron Chell, 400,000 stock options to James P. Geiskopf, 200,000 stock options to Edmund Moy, 400,000 stock options to Swapan Kakumanu, and 200,000 stock options to James M. Carter). Each stock option is exercisable for a period of 10 years at a price of $1.17 per share. The stock options vest as to one-third on the date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant.

19

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or named executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of its directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2020:

	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Bruce Elliott	200,000	(1)	-	-	0.10	October 15, 2027	-	-	-	-
Michael Blum	400,000	(1)	-	-	0.10	October 15, 2027	-	-	-	-
Swapan Kakumanu	100,000	(2),(4)	-	-	0.10	October 15, 2027	-	-	-	-
	75,000	(3),(4)	-	-	0.60	June 8, 2028	-	-	-	-

Notes:

(1)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (October 15, 2017); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(2)	The stock options become exercisable as follows: (i) 1/3 on the first anniversary date of grant (October 15, 2018); (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

20

(3)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (June 8, 2018); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(4)	These stock options are held by Red to Black Inc., a company controlled by Swapan Kakumanu.

Compensation of Directors

The particulars of compensation paid to our directors who are not named executive officers for the fiscal year ended December 31, 2020 are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cameron Chell(1)	-	-	-	-	-	-	-
James P. Geiskopf	60,000	-	-	-	-	-	60,000
Edmund C. Moy	-	-	-	-	-	-	-
James M. Carter	-	-	-	-	-	-	-
Alphonso Jackson(2)	-	-	-	-	-	-	-

Note:

(1)	Does not include the fees and stock options received by Business Instincts Group Inc. On October 18, 2017, we entered into a business services agreement with Business Instincts Group Inc., a company of which Mr. Chell was a director, officer and indirect shareholder until January 15, 2021. The fees and stock options received by Business Instincts Group Inc. are compensation for the services provided by that company as a whole and we did not compensate Mr. Chell separately for these services.

(2)	Mr. Jackson ceased to be a director of our company on December 7, 2020.

On January 22, 2018, we entered into an offer letter with James P. Geiskopf, pursuant to which, among other things, we agreed to pay Mr. Geiskopf $120,000 in annual cash compensation commencing on January 1, 2018. On June 26, 2019, Mr. Geiskopf agreed to a credit $30,000 of his annual cash compensation. On December 20, 2019, Mr. Geiskopf agreed to credit the remaining outstanding invoices of $50,000.

In connection with the appointment of Edmund C. Moy as a director on February 9, 2018, we entered into an offer letter dated February 9, 2018 with Mr. Moy, pursuant to which, among other things, we agreed to pay Mr. Moy $50,000 in annual cash compensation and grant 100,000 stock options. Effective February 9, 2018, we granted to Mr. Moy 100,000 stock options, which are exercisable at an exercise price of $0.60 per share until February 9, 2028. The stock options become exercisable as follows: (i) 1/3 on the grant date, (ii) 1/3 on the first anniversary of the grant date and (iii) 1/3 on the second anniversary of the grant date. On December 20, 2019, Mr. Moy agreed to credit the remaining outstanding invoices of $33,333.

21

In connection with the appointment of James Carter as a director on May 17, 2018, we entered into an offer letter dated May 17, 2018 with Mr. Carter, pursuant to which, among other things, we agreed to pay Mr. Carter $50,000 in annual cash compensation and grant 100,000 stock options. Effective May 17, 2018, we granted to Mr. Carter 100,000 stock options, which are exercisable at an exercise price of $0.60 per share until May 17, 2028. The stock options become exercisable monthly over 36 months as follows: 1/36 of the stock options vesting each month commencing on May 17, 2018. On December 20, 2019, Mr. Carter agreed to credit the remaining outstanding invoices of $33,333.

In connection with the appointment of Alphonso Jackson as a director on June 22, 2018, we entered into an offer letter dated June 22, 2018 with Mr. Jackson, pursuant to which, among other things, we agreed to pay Mr. Jackson $50,000 in annual cash compensation and grant 100,000 stock options, which stock options were previously granted on June 7, 2018 in connection with his appointment as a member of our advisory board. The stock options are exercisable at the exercise price of $0.60 per share until June 7, 2028. The stock options become exercisable as follows: (i) 1/3 on the grant date, (ii) 1/3 on the first anniversary of the grant date and (iii) 1/3 on the second anniversary of the grant date. On December 20, 2019, Mr. Jackson agreed to credit the remaining outstanding invoices of $47,500. Mr. Jackson ceased to be a director of our company on December 7, 2020.

Transactions with Related Persons

Other than as disclosed below, there has been no transaction, since January 1, 2019, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds $20,258.50, being the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(a)	any director, director nominee or executive officer of our company;

(b)	any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities;

(c)	any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of our company when it was a shell company; and

(d)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

On October 18, 2017, the Company entered into a business services agreement with Business Instincts Group Inc., on November 20, 2017, we entered into a loan agreement with RYDE Holding Inc. (“Ryde”), formerly WENN Digital Inc., and, on December 29, 2017, as amended as of March 15, 2018, July 9, 2018, and October 29, 2018, the Company entered into a business services agreement with Ryde. The Company’s chairman and director, Cameron Chell, was a director, officer and an indirect shareholder of Business Instincts Group Inc. (until January 15, 2021) which owns 10% of the common stock of Ryde and he is also a director, officer and indirect shareholder of Blockchain Merchant Group, Inc. which owns 2.5% of the common stock of Ryde. Mr. Chell has also been a director and secretary of Ryde from December 2017 and chairman of Ryde from February 2018. From December 2017 to February 2018, the Company’s president, Bruce Elliott, served as the chief marketing officer of Ryde. The Company’s chief financial officer, Swapan Kakumanu has also been the chief financial officer of Ryde from October 2018.

22

On July 9, 2018, we entered into a loan agreement with Ryde whereby we provided to Ryde a loan in the principal amount of $750,000. The principal amount of the loan bears interest at the rate of 2% per annum, provided, however, any amounts not paid when due will immediately commence accruing interest at the default rate of 10% per annum. The principal amount of the loan, any accrued and unpaid interest thereon, and any other amounts owing under the loan maters on the earlier of (i) March 9, 2019 and (ii) the closing by Ryde of a minimum of $3,000,000 in financings, in the aggregate, whether through the sale of KodakCoins, equity or otherwise. Ryde can prepay all outstanding amounts on 10 days’ notice to our company.

As a condition for entering into the loan agreement, Ryde GmbH, a subsidiary of Ryde, provided a corporate guarantee dated July 9, 2018 to our company, pursuant to which Ryde GmbH unconditionally guaranteed and promised to pay our company on demand all amounts that become due from Ryde under the loan agreement with Ryde and any other amounts that we may in the future loan or advance to Ryde.

Also, as a condition for entering into the loan agreement, Ryde entered into the amendment no. 2, dated as of July 9, 2018, to the business service agreement dated December 29, 2017 as amended as of March 15, 2018, with our company. Pursuant to the amendment no. 2, our company and Ryde agreed that each party will be responsible for its respective expenses and agreed not to charge any out of pocket expenses to the other party unless expressly approved by the other party in advance in writing.

On July 27, 2018, we entered into a loan agreement with Ryde whereby we provided to Ryde a loan in the principal amount of $500,000. This loan is unsecured, will mature on the earlier of eight months from the date of issuance or the closing by Ryde of a minimum of $4,250,000 in financings, in the aggregate, whether through the sale of KodakCoins, equity, or otherwise and will bear interest at the rate of 12% interest per annum. However, any amounts not paid when due shall immediately commence accruing interest at the default rate of 18% per annum.

Pursuant to the loan agreement with Ryde GmbH (“Borrower”) dated July 27, 2018, as amended on July 12, 2019 and September 30, 2019, we transferred to Borrower $500,000 on or about July 9, 2018 and $750,000 on or about July 27, 2018 and Borrower owes us $1,250,000, plus accrued interest. Under the agreement, the parties agreed that commencing on January 1, 2020, interest will commence accruing on the outstanding principal balance of the loan at a rate of 6%per annum (previously 12% per annum for the $500,000 loan and 2% per annum for the $750,000 loan provided, however, any amounts not paid thereunder when due would have immediately commence accruing interest at a default rate of 18% per annum and 12% per annum respectively for both the loans) and if there is any default on the terms of the loan agreement, default interest at the lesser of 18% per annum and the highest rate permitted by applicable law will be deemed to have retroactively been accruing on the loan as of January 1, 2020 and will continue accrue until the earlier of the date such default is cured and the date the loan is repaid in full. The loan agreement was impaired during the year ended December 31, 2019 due to Ryde GmbH’s inability to repay the loan.

	Effective Date	Maturity Date	Rate	Principal	Interest	Total
Note 1(1)	07-09-2018	03-09-2019	2%	$750,000	$7,192	$757,192
Note 2(1)	07-27-2018	03-27-2019	12%	500,000	23,474	523,474
Total as at December 31, 2018				$1,250,000	$30,666	$1,280,666
Impairment as at September 30, 2019				$(1,250,000)	$(30,666)	$(1,280,666)
Total as at December 31, 2020				$-	$-	$-

(1) The $500,000 was issued in four tranches and the interest is calculated based on the dates that those tranches were issued. As at December 31, 2020, the balances of the outstanding notes receivable were impaired.

23

Effective May 1, 2018, the Company entered into a facility services agreement with Business Instincts Group Inc., a company of which Cameron Chell was a director, officer and indirect shareholder until January 15, 2021, whereby the Company agreed to pay Business Instincts Group Inc. a basic monthly rent of $16,500 for the complete occupancy term commencing May 1, 2018 until February 28, 2020 to use the premises located at 4101 Redwood Ave, Building F. Los Angeles, California 90066 for general office purposes. This service agreement has since been terminated as at December 31, 2019.

The Company entered into 7 promissory notes with rate of interest payable at 5% per annum on July 18, 2019, August 9, 2019, September 13, 2019, October 4, 2019, November 19, 2019, December 18, 2019, and January 9, 2020 with Business Instincts Group Inc. (“BIG”). The Company repaid BIG $101,460 of the principal amount owing in the fiscal year ended December 31, 2020. As of March 30, 2021, the Company owed $419,240 in principal and interest (December 31, 2020 - $414,547 and December 31, 2019 - $484,525). The largest aggregate principal outstanding during the period from January 1, 2019 to December 31, 2020 was $1,915,205, with $1,840,066 outstanding as at December 31, 2020. No interest was paid in the period from January 1, 2019 to December 31, 2020. Our chairman and director, Cameron Chell, was a director, officer and an indirect shareholder of BIG until January 15, 2021.

The Company engaged two clients to build out their business models, technology strategy, market entry strategy, and capital structure, including a blockchain platform launch. The Company signed an agreement with BIG in which 80% of the revenue received is reimbursed to BIG for expenses incurred to meet the performance obligations as outlined above. For the year ended December 31, 2020, the Company incurred expenses of $132,266 of which $102,267 was payable as at December 31, 2020 to BIG related to these customers.

Effective as of December 10, 2020, we entered into a business services agreement with BIG, whereby we retained the services of BIG to provide various business and product development services. The term of the business services agreement, the services to be provided by BIG under the business services agreement and the amounts to be paid to BIG for providing the services under the business services agreement (the “Fees”) will be set out separately in the future as separate schedules to the business services agreement. We and BIG have agreed that the Fees be calculated based on new business services agreements we sign with our customers and such Fees will not be more than eighty percent of the fees that we charge our customers. We expect that the Fees will be eighty percent of the fees that we charge our customers for most of our customers. Under the business services agreement, the Fees are to be calculated only on the revenue earned and collected by us from our customers that relates to monthly services fee and product development fees and the Fees will not be calculated on any revenues earned and collected by us from our customers that are based on transaction processing fees or any revenue earned in the form of equity or joint venture or profit-sharing arrangements in our customer’s company. Under the business services agreement, we are responsible for paying specific disbursements charged by third parties to BIG relating to the business services agreement, including graphic design, creative, legal and other advisory fees. We have also agreed to reimburse BIG for any out-of-pocket expenses incurred by BIG in connection with the business services agreement and carrying out the services once we collect these out-of-pocket expenses from our customers. Any out-of-pocket expenses and disbursements to be charged by third parties must be pre-approved by us.

24

Compensation for Named Executive Officers and Directors

For information regarding compensation for our named executive officers and directors, see “Executive Compensation”.

Proposal 2

Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of Haynie & Company as our independent registered public accounting firm.

Effective at the close of business on April 27, 2021, shares of our common stock will be delisted from the TSX Venture Exchange. Effective at the opening on April 28, 2021, shares of our common stock are expected to begin trading on the Canadian Securities Exchange in Canada under the symbol “CWRK. Accordingly, stockholder ratification of the appointment of Haynie & Company as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of Haynie & Company to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Haynie & Company are not expected to be present at the annual meeting. However, we will provide contact information for Haynie & Company to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Haynie & Company as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of Haynie & Company as our independent registered public accounting firm.

Fees Paid to Our Independent Registered Public Accounting Firms

The following table sets forth the fees billed or expected to be billed to our company for the years ended December 31, 2020 and December 31, 2019 for professional services rendered by Haynie & Company, our independent registered public accounting firm:

Fees	2020	2019
Audit Fees	$49,813	$55,542
Audit Related Fees	-	-
Tax Fees	-	-
Other Fees	49,813	55,542

25

Pre-Approval Policies and Procedures

Our audit committee pre-approves all services provided by our independent registered public accountants. All of the above services and fees were reviewed and approved by our audit committee before the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent registered public accountants and believes that the provision of services for activities unrelated to the audit is compatible with maintaining the independence of our independent registered public accountants.

Our board of directors recommends that you vote FOR the ratification of the appointment of Haynie & Company as our independent registered public accounting firm.

Proposal 3

Approval of Amendment of the 2017 Equity Incentive Plan

Our board of directors is asking our stockholders to approve the amendment of our 2017 equity incentive plan to increase the number of shares of our common stock available for the grant of stock options from 6,985,207 to 13,300,000.

This amendment of our 2017 equity incentive plan is subject to and effective upon receipt of the approval by our stockholders.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of the amendment of our 2017 equity incentive plan.

Our board of directors recommends that you vote FOR the approval of the amendment of our 2017 equity incentive plan.

Description of Our Amended 2017 Equity Incentive Plan

The following is a summary of the material features of our 2017 equity incentive plan, assuming that the amendment that will be proposed at the annual meeting is effective.

Purpose

The purpose of our 2017 equity incentive plan is to: (i) enable our company and any affiliate of our company to attract and retain the types of employees, consultants and directors who will contribute to our company’s long range success; (ii) provide incentives that align the interests of employees, consultants and directors with those of our company’s stockholders; and (iii) promote the success of our company’s business.

Administration

The plan administrator, which is currently our board of directors, administers our 2017 equity incentive plan. The plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the plan; (ii) grant stock options and non-stock option awards (each, an “award”) under the plan; (iii) determine the individuals to whom awards will be granted under the plan and whether an option is an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to award, the terms and conditions of each award, including the exercise price, medium of payment and vesting provisions, and to specify the provisions of the agreement with respect thereto.

26

Eligibility

Employees of our company or subsidiary who are subject to tax in the United States are eligible to receive incentive stock options. Subject to applicable laws, employees, consultants and directors of our company or subsidiary and such other individuals designated by the plan administrator who are reasonably expected to become employees, consultants and directors of our company or subsidiary are eligible to receive awards that are not incentive stock options. As of April 23, 2021, there are approximately 21 persons eligible to receive awards.

Shares Subject to Our 2017 Equity Incentive Plan

The plan administrator is currently authorized to grant stock options to acquire up to a total of 6,985,207 shares of our company’s common stock. Currently, no shares of our common stock are available for the grant of non-stock option awards. Our board of directors is asking our stockholders to approve the amendment of our 2017 equity incentive plan to increase the number of shares of our common stock available for the grant of stock options from 6,985,207 to 13,300,000.

27

Type of Awards

Currently, no shares of our common stock are available for the grant of non-stock option awards. Accordingly, under the plan, only stock options may be granted.

Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code.

Non-stock option awards means a right granted to an award recipient under the plan, which may include the grant of stock appreciation rights, restricted awards, performance compensation awards or other equity-based awards.

Exercise Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to a greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be determined by the plan administrator at the time the stock option is granted.

On April 23, 2021, the closing price of our common stock as reported by the OTCQB operated by the OTC Markets Group was US$1.93 per share and the closing price of our common stock as reported by the TSX Venture Exchange was CDN$2.40.

Duration of Stock Options

The expiration date of a stock option must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each award must be specified by the plan administrator at the time of grant prior to the provision of services with respect to which such award is granted. If no vesting schedule is specified at the time of grant by the plan administrator or in our 2017 equity incentive plan, the award vests immediately.

28

The plan administrator may accelerate the vesting of one or more outstanding awards.

Term of Stock Option

Stock options that have vested but have not been exercised terminate upon the occurrence of the first of the following events, except as provided for in a stock option agreement: (i) the expiration of the option; (ii) the date of an optionee’s termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee’s termination of employment or contractual relationship for any reason other than for cause, death or certain disability; and (iv) the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or certain disability. Stock options that have not vested terminate immediately upon the optionee’s resignation from or our termination of employment or contractual relationship with our company for any reason whatsoever, including death or disability.

Transfer of Stock Options

The stock options granted under the plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, and will not be subject to execution, attachment or similar process, provided, however, that subject to applicable laws, the optionee’s heirs or administrators may exercise any portion of the outstanding vested stock options within one year of the optionee’s death. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the plan, or upon the sale, levy or any attachment or similar process contrary to the rights and privileges conferred by the plan, such stock option will terminate and become null and void.

Securities Regulation and Tax Withholding

Stock options will not be granted and shares of our common stock will not be issued with respect to stock options unless the grant of such stock options, the exercise of such stock options and the issuance and delivery of such shares comply with all applicable laws. The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Certain Corporate Transactions

If we are involved in a merger, consolidation, acquisition of property, reorganization, or liquidation, or we declare a dividend payable in, or subdivided, reclassify, reorganize, or combine our common stock, the plan administrator will, with respect to each outstanding stock option, proportionately adjust the number of shares of our common stock subject to such stock option and/or the exercise price per share so as to preserve the rights of the optionee substantially proportionate to the rights of the optionee prior to such event. Also to the extent such action includes an increase or decrease in the number of shares of our common stock, the number of shares available under the plan and the exercise price for such stock option will automatically be increased or decreased proportionately.

29

For greater certainty, the exercise price for any stock options and the number of shares of our common stock deliverable upon the exercise of the stock options will be subject to adjustment in the case of any capital reorganization or of any reclassification of the capital of our company, or in the case of the consolidation, merger or amalgamation of our company with or into any other company, each stock option will, after such event, confer the right to purchase the number of shares of our common stock or other securities of our company (or of the company resulting from such event) which the optionee would have been entitled to upon such event if the optionee had been a stockholder of our company at the time of such event.

Term of the Plan

The plan administrator may grant incentive stock options on or after the date on which the plan is adopted through the day immediately preceding the 10th anniversary of the date the plan is adopted. The plan administrator may grant non-qualified stock options on or after the date the plan is adopted and until the plan is terminated by our board of directors.

30

Amendment and Termination

The plan will terminate automatically on October 15, 2027. No award will be granted pursuant to the plan after such date, but awards granted before then may extend beyond that date. The plan administrator may suspend or terminate the plan at any earlier date in accordance with the terms of the plan. No awards may be granted under the plan while the plan is suspended or after it is terminated. Unless we determine to submit the section of the plan which sets out the plan’s treatment of performance compensation awards and the definition of “Performance Goal” and “Performance Criteria” to the stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the plan was last approved by stockholders (or any earlier meeting designated by our board of directors), in accordance with the requirements of Section 162(m) of the Internal Revenue Code, and such stockholder approval is obtained, then no further performance compensation awards will be made to covered employees under the section of the plan which sets out the plan’s treatment of performance compensation awards after the date of such annual meeting, but the plan may continue in effect for awards to award recipients not in accordance with Section 162(m) of the Internal Revenue Code.

The plan administrator may, subject to applicable laws, at any time modify or amend stock options granted under the plan, provided, however, that (i) no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee must be made over the objection of such optionee; (ii) the events triggering acceleration of vesting of outstanding stock options may be modified, expanded, or eliminated without the consent of the optionees; and (iii) the plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without stockholder approval.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of our 2017 equity incentive plan under the provisions of U.S. federal income tax laws currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax laws are subject to change at any time, possibly with retroactive effect. This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular participant and should not be so construed. The tax consequences to any particular participant will vary according to the status of that participant as an individual, trust, corporation or member of a partnership, the jurisdictions in which that participant is subject to taxation and, generally, according to that participant’s particular circumstances. Each participant should consult his or her own tax advisor with respect to the income tax consequences applicable to such participant’s own particular circumstances.

This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular holder of shares of our stock and should not be so construed. The tax consequences to any particular holder of shares of our stock will vary according to the status of that holder as an individual, trust, corporation or member of a partnership, the jurisdictions in which that holder is subject to taxation and, generally, according to that holder’s particular circumstances. Each holder should consult the holder’s own tax advisor with respect to the income tax consequences applicable to the holder’s own particular circumstances.

31

Non-Qualified Stock Options

A non-statutory or non-qualified stock option is a stock option that does not meet the requirements of sections 421 through 422 of the Internal Revenue Code. A non-qualified stock option will be taxed in the hands of the optionee at the time of exercise. The optionee will recognize ordinary income for United States tax purposes in the amount of the fair market value (less whatever the optionee paid for the option) in the year of exercise. The optionee may recognize a capital gain or loss when the underlying shares of our common stock are sold. In calculating the gain or loss, the optionee’s cost basis for the shares of our common stock will be the fair market value of the stock option when exercised.

Qualified Stock Options

The Internal Revenue Code provides special tax treatment for qualified stock options meeting the requirements of section 422 of the Internal Revenue Code, commonly called “incentive stock options”.

If the stock option qualifies as an incentive stock option, the optionee will have no regular federal income tax liability upon its grant or upon its exercise. However, the excess, if any, of the fair market value of the underlying shares of our common stock on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise.

Once the optionee exercises an incentive stock option, he or she must hold the underlying shares of our common stock for at least two years from the date the stock option was granted or at least one year from the date the stock option was exercised, whichever is later. If the shares of our common stock are sold after the hold period, any gain (or loss) will be taxed as a capital gain (or loss). On the other hand, if any of the shares of our common stock are sold during the hold period, any gain on the shares of our common stock that are sold will be taxed as ordinary income. Note that the balance of the shares of our common stock will continue to qualify for capital gains treatment if it is held until the expiration of the hold period.

Under section 422 of the Internal Revenue Code, incentive stock options must meet the following requirements:

(a)	incentive stock options can entitle the employee to purchase shares of the employer corporation, its parent or its subsidiary, but not of a sister corporation of the employer corporation;

(b)	incentive stock options can only be granted to an employee who, at the time of grant, does not own shares having more than 10 percent of the total combined voting power of all classes of stock of the employer corporation, its parent or any subsidiary; provided that this limitation will not apply if, at the time of the grant, the exercise price is at least 110 percent of the fair market value of the underlying stock, and the stock option is by its terms not exercisable for a period of more than five years from the date on which it is granted;

(c)	generally, the exercise price of incentive stock options must be payable in cash, although this requirement is relaxed if the incentive stock option meets all of the requirements of section 422(b) of the Internal Revenue Code (thus making it possible for the optionee to pay the exercise price by, for example, surrendering stock of the issuer or transferring to the issuer other property);

(d)	incentive stock options must be granted under a plan adopted by the corporation;

(e)	the plan must be approved by the stockholders within 12 months before or after the date on which the plan is adopted;

32

(f)	the plan must set out the total number of shares that may be issued thereunder as well as the employees (or class of employees) who may receive the stock options;

(g)	the incentive stock options must be granted and exercised within 10 years from the date the plan is adopted or approved, whichever is earlier;

(h)	the stock option price must not be less than the fair market value of the stock at the time the stock option is granted;

(i)	incentive stock options must not be transferable except in the event of death; and

(j)	incentive stock options cease to qualify as such three months after the optionee ceases to be an employee, except where the optionee is disabled within the meaning of section 22(e)(3) of the Internal Revenue Code, in which case the three-month period is extended to one year.

In addition, the aggregate fair market value of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (granted under the plan and all other plans of the company, its parent or any subsidiary) must not exceed $100,000. Any portion of a stock option which exceeds this limit is treated as a non-qualified stock option.

Stock Option Grants

As of April 23, 2021, the following persons or group of persons held the following number of stock options of our company.

Group	Number of Shares of Our Common Stock Subject to Stock Options
Bruce Elliott President	600,000
Swapan Kakumanu Chief Financial Officer, Secretary and Treasurer	575,000
Michael Blum Director, Former Chief Operating Officer, Secretary and Treasurer	600,000
All current executive officers as a group (2 persons)	1,175,000
All current directors who are not executive officers as a group (5 persons)	2,800,000
The following individual received 5% or more of the total stock options granted to date (other than Bruce Elliott, Michael Blum and Swapan Kakumanu):
Cameron Chell	800,000
James P. Geiskopf	800,000
All employees, excluding executive officers, as a group	Nil

33

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2020.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2017 Equity Incentive Plan)	3,500,000	$0.19	3,485,207
Equity compensation plans not approved by security holders	Nil	N/A	Nil
Total	3,500,000	$0.19	3,485,207

Proposal 4

Approval of Amendment of Our Articles of Incorporation to

Increase the Number of Authorized Shares of Our Common Stock from 75,000,000 to 400,000,000

Our board of directors is asking our stockholders to approve amendment of our articles of incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 400,000,000. On April 23, 2021, our board of directors proposed the amendment of our articles of incorporation to amend Article 3 of our articles of incorporation to state substantially as follows:

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares with par value: 400,000,000

Par value per share: $0.001

Our board of directors believes that it is necessary and prudent to amend our articles of incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 400,000,000 to allow us to issue additional shares of our common stock for the purposes described below, and for any other lawful purpose.

34

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Our board of directors recommends that you vote FOR the approval of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

Purpose and Effect of the Increase in the Number of Authorized Shares of Our Common Stock

Our articles of incorporation currently provide for authorized capital stock consisting of 75,000,000 shares of common stock with a par value $0.001 per share. As of April 23, 2021, we had 53,292,283 shares of our common stock issued and outstanding. As of April 23, 2021, we have 5,555,000 stock options and 16,488,750 share purchase warrants outstanding and convertible notes convertible into 7,004,600 shares of our common stock. Accordingly, we currently do not have a sufficient number of shares available for issuance in the event we are required to issue all of the shares issuable upon exercise of these stock options and share purchase warrants and the conversion of these convertible notes. Furthermore, we currently do not have a sufficient number of shares available in connection with any additional stock options to be granted under our amended 2017 equity incentive plan.

In addition, on March 23, 2021, we completed the initial tranche of the financing from Global Equity Fund Inc., pursuant to which we issued 1,200,000 units at a price of $1.00 per unit for gross proceeds of $1,200,000. Each unit consisted of one share of our common stock and one share purchase warrant, with each share purchase warrant entitling the holder to acquire one additional share of our common stock at a price of $1.25 per share for a period of five years from the closing date of the initial tranche. We have the option to complete additional tranches of a minimum of $400,000 each for a period of 24 months for gross proceeds of up to $3,800,000. Until we have a sufficient number of shares available for issuance, we will not be able to complete additional tranches of the financing from Global Equity Fund Inc., if we choose to do so.

Furthermore, our board of directors believes it is in the best interest of our company to increase the number of authorized shares of our common stock in order to give us greater flexibility in considering and planning for future corporate purposes, including, without limitation, financings, strategic transactions as well as other general corporate transactions.

The flexibility given to our board of directors to issue additional shares of our common stock could also have an anti-takeover effect and enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of our common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The increase in the number of authorized shares of our common stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of our company.

Proportionate voting rights and other rights of the holders of shares of our common stock would not be affected by the increase in the authorized number of shares of our common stock. The additional authorized shares of our common stock will have rights identical to our currently authorized and outstanding shares of our common stock. Accordingly, effecting the proposal to increase the number of shares of our common stock will not affect any rights of our stockholders and par value will remain unchanged at $0.001 per share. The percentage of outstanding shares owned by each stockholder prior to the increase in the authorized number of shares of our common stock will remain the same, For example, generally, a holder of two percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the increase in the authorized number of shares of our common stock would continue to hold two percent of the voting power of the outstanding shares of our common stock after the increase in the authorized number of shares of our common stock.

Effective Date of Increase in the Number of Authorized Shares of Our Common Stock

If the proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 400,000,000 is approved by our stockholders, we have to file a certificate of amendment with the Nevada Secretary of State to effect the amendment of our articles of incorporation. If we obtain stockholder approval of this proposal, we intend to file the certificate as soon as practicable.

Our board of directors reserves, notwithstanding stockholder approval of this proposal, the right not to proceed with the amendment of our articles of incorporation to increase the number of authorized shares of our common stock without further action by our stockholders at any time before the effective date of the amendment of our articles of incorporation to increase the number of authorized shares of our common stock.

35

Proposal 5

Approval of Amendment and Restatement of Our Bylaws to

Remove the Provisions Required by the TSX Venture Exchange

Our board of directors is asking our stockholders to approve the amendment and restatement of our bylaws to remove the provisions required by the TSX Venture Exchange.

On November 22, 2018, our board of directors amended and restated our bylaws in connection with our application to list our common stock on the TSX Venture Exchange. Among other things, our board of directors amended and restated bylaws to, for so long as our company is listed on a Canadian stock exchange and for a period of 90 days thereafter, provide similar protections to our stockholders as are found in Canadian corporate statutes, including a requirement for holding an annual stockholder meeting, a prohibition on the issuance of shares for consideration in the form of promissory notes or future services, a requirement that the shares of our common stock be issued for fair market value and a provision for recourse against our board of directors if shares of our common stock are issued for less than fair market value, a requirement that all directors and classes of directors have the same voting rights and a provision for stockholders’ right to dissent if, among other things, we amend our articles of incorporation or bylaws to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of any class of our company, sell, lease or exchange all or substantially all of our property or carry out a going-private transaction or a squeeze-out transaction.

Our bylaws provide that for so long as our company is listed on a Canadian stock exchange and for a period of 90 days thereafter, the provisions required by the TSX Venture Exchange (Section 10.1 of Article 10, Section 2.2 of Article 2, Section 3.13 of Article 3, Sections 5.4 and 5.5 of Article 5 and Sections 8.1 through 8.27 of Article 8 of these bylaws) may be amended by (i) the affirmative vote of a majority of not less than two-thirds of the votes cast at an annual or special meeting of the stockholders at which a quorum is present, provided notice of intention to amend has been contained in the notice of the meeting, or (ii) a consent in writing, setting forth the action so taken, signed by the holders of at least a majority of all the stock issued and outstanding and entitled to vote; provided that for so long as our company is listed on a Canadian stock exchange our company and/or our stockholders will not amend or repeal our bylaws without the prior written approval of such Canadian stock exchange, if applicable.

Effective at the close of business on April 27, 2021, shares of our common stock will be delisted from the TSX Venture Exchange. Effective at the opening on April 28, 2021, shares of our common stock are expected to begin trading on the Canadian Securities Exchange in Canada under the symbol “CWRK.” Accordingly, on April 26, 2021, our board of directors approved and adopted the amended and restated bylaws of our company, which is attached to this proxy statement as Schedule “A,” subject to and effective upon the approvals of our stockholders and the Canadian Securities Exchange.

If the proposal to amend our bylaws to remove the provisions required by the TSX Venture Exchange is approved by our stockholders at the annual meeting, the amendment and restatement of the bylaws will not be effected until the prior written approval of the Canadian Securities Exchange is obtained.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of the amendment and restatement of our bylaws to remove the provisions required by the TSX Venture Exchange.

Our board of directors recommends that you vote FOR the approval of the amendment and restatement of our bylaws to remove the provisions required by the TSX Venture Exchange.

36

Dissent Rights

Under our bylaws, our stockholders are entitled, after complying with certain requirements of our bylaws, to dissent from (i) the approval of the proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock or (ii) the approval of the proposal to amend and restate our bylaws to remove the provisions required by the TSX Venture Exchange and to be paid the “fair value” of their shares of our common stock, determined as of the close of business on the date before the proposal is approved. We will require strict compliance with the procedures set out in our bylaws.

The following is intended as a brief summary of the material provisions of procedures required to be followed by a stockholder in order to dissent from the proposal to amend our articles of incorporation or bylaws:

1.	A dissenting stockholder must send to our company, at or before the annual and special meeting, a written objection to the proposal. Failing to vote against the proposal will not constitute a waiver of the dissent rights, but voting against or failing to vote for the proposal by itself does not constitute filing of the written objection. In addition, a dissenting stockholder must not vote in favor of the proposal. A vote in favor of the proposal will constitute a waiver of the dissent rights in respects of the shares of our common stock so voted and will nullify any previously filed written objection. Submission of a blank proxy will constitute a vote in favor of the proposal since all signed proxies which contain no direction on voting are automatically voted in favor of the proposals.

2.	We must, within 10 days after our stockholders approve the proposal, send to each stockholder who has filed the written objection a notice that the proposal has been approved. Such notice is not required to be sent to any stockholder who voted for the proposal or who has withdrawn their objection.

3.	A dissenting stockholder must, within 20 days after receiving our notice of approval of the proposal or, if the dissenting stockholder does not receive such notice, within 20 days after learning that the proposal has been approved, send to our company a written notice containing:

(a)	the stockholder’s name and address;
(b)	the number and class of shares in respect of which the stockholder dissents; and
(c)	a demand for payment of the fair value of such shares.

A dissenting stockholder may only claim the dissent rights with respect to all the shares of our common stock held on behalf of any beneficial owner and registered in the name of the dissenting stockholder.

4.	A dissenting stockholder must, within 30 days after sending a notice demanding payment, send the share certificate(s) representing the shares in respect of which the stockholder dissents to our company or our transfer agent.

37

5.	We must, not later than 7 days after the later of (i) the day on which the amendment of our articles of incorporation or bylaws is effective or (ii) the day we receive the notice demanding payment, send to each dissenting stockholder who has sent such notice:

(a)	a written offer to pay for their shares in an amount considered by our board of directors to be fair value, accompanied by a statement showing how the fair value was determined; or
(b)	a notification that we are unable lawfully to pay dissenting stockholders for their shares (as described below).

6.	If we are able lawfully to pay dissenting stockholders for their shares, we must pay for the shares of a dissenting stockholder within 10 days after our offer has been accepted, but any such offer lapses if we do not receive an acceptance within 30 days after the offer has been made.

7.	If we failed to make an offer described above, or if a dissenting stockholder fails to accept our offer, we may, within 50 days after the amendment of our articles of incorporation or bylaws is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting stockholder. If we fail to apply to a court in this case, a dissenting stockholder may apply to a court for the same purpose within a further period of 20 days or within such further period as a court may allow.

We must not make a payment to a dissenting stockholder if such payment is prohibited by any applicable law or if there are reasonable grounds for believing that:

1.	we are or would after the payment be unable to pay our liabilities as they become due; or

2.	the realizable value of our assets would thereby be less than the aggregate of our liabilities.

On sending a notice demanding payment, a dissenting stockholder ceases to have any rights as a stockholder other than the right to be paid the fair value of their shares except where:

1.	the dissenting stockholder withdraws that notice before we make an offer to pay for their shares;

2.	we fail to make an offer to pay for their shares and the stockholder withdraws the notice; or

3.	our directors revoke or do not proceed with the amendment of our articles of incorporation, or bylaws in which case the stockholder’s rights are reinstated as of the date the notice is sent.

If you hold your shares of our common stock in a brokerage account or in other nominee form and you wish to exercise dissent rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for payment by the broker or other nominee.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than the election of directors and the approval of amendment of our 2017 equity incentive plan.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies.

38

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than December 27, 2021. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to CurrencyWorks Inc., 561 Indiana Court, Los Angeles, CA 90291, Attention: Secretary.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

/s/ Bruce Elliott
Bruce Elliott
President

April 26, 2021

SCHEDULE “A”

AMENDED AND RESTATED BYLAWS

OF

CURRENCYWORKS INC.

A Nevada Corporation

TABLE OF CONTENTS

TO THE

AMENDED AND RESTATED BYLAWS OF

CURRENCYWORKS INC.

ARTICLE 1 – OFFICES		3
1.1	Registered Office	3
1.2	Principal Executive Office	3
1.3	Change of Location	3
1.4	Other Offices	3

ARTICLE 2 - MEETINGS OF SHAREHOLDERS		3
2.1	Place of Meetings	3
2.2	Annual Meetings	3
2.3	Special Meetings	3
2.4	Notice of Shareholders’ Meetings	3
2.5	Manner of Giving Notice; Affidavit of Notice	4
2.6	Adjourned Meetings and Notice Thereof	4
2.7	Voting at Meetings of Shareholders	4
2.8	Record Date for Shareholder Notice, Voting and Giving Consents	5
2.9	Quorum	5
2.10	Waiver of Notice or Consent by Absent Shareholders	6
2.11	Shareholder Action by Written Consent Without Meeting	6
2.12	Proxies	6
2.13	Inspectors of Election	7

ARTICLE 3 - DIRECTORS		7
3.1	Powers	7
3.2	Number and Qualification of Directors	7
3.3	Election and Term of Office	8
3.4	Vacancies	8
3.5	Removal of Directors	8
3.6	Resignation of Directors	8
3.7	Place of Meeting	9
3.8	Annual Meeting	9
3.9	Special Meetings	9
3.10	Adjournment	9
3.11	Notice of Adjournment	9
3.12	Waiver of Notice	10
3.13	Quorum and Voting	10
3.14	Fees and Compensation	10
3.15	Action Without Meeting	10
3.16	Duty of Care of Directors and Officers	10

A-2

ARTICLE 4 – OFFICERS		11
4.1	Number; Term of Office	11
4.2	Removal	11
4.3	Resignation	11
4.4	Chairman of the Board	11
4.5	President	11
4.6	Vice Presidents	11
4.7	Treasurer	11
4.8	Secretary	12
4.9	Assistant Treasurers and Assistant Secretaries	12
4.10	Additional Matters	12

ARTICLE 5 - SHARES OF STOCK		12
5.1	Share Certificates	12
5.2	Transfer of Shares	12
5.3	Lost or Destroyed Certificate	13
5.4	Consideration for Shares	13
5.5	Value of Consideration	13
5.6	Directors Obligations	13

ARTICLE 6 - COMMITTEES		13
6.1	Committees	13

ARTICLE 7 - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS		14
7.1	Agents, Proceedings and Expenses	14
7.2	Indemnification	14
7.3	Insurance	14

ARTICLE 8 - MISCELLANEOUS		14
8.1	Checks, Drafts, Evidence of Indebtedness	14
8.2	Contracts, Etc., How Executed	14
8.3	Representation of Shares of Other Corporations	14
8.4	Suspension of Certain Rights	14

ARTICLE 9 - AMENDMENTS TO BYLAWS		14
9.1	Amendment by Directors	14

A-3

AMENDED AND RESTATED BYLAWS

OF

CURRENCYWORKS INC.

ARTICLE 1 - OFFICES

1.1 Registered Office

The registered office of CurrencyWorks Inc. (the “Corporation”) shall be in the State of Nevada.

1.2 Principal Executive Office

The Corporation’s board of directors (the “Board”) is hereby granted full power and authority to fix the location of the principal executive office for the transaction of the business of the Corporation.

1.3 Change of Location

The Board is hereby granted full power and authority to change the registered office from one location to another, and to fix the location of the principal executive office of the Corporation at any place within or outside the State of Nevada.

1.4 Other Offices

Branch or subordinate offices may at any time be established by the Board, at its discretion, at any place or places where the Corporation carries on any business activities.

ARTICLE 2 - MEETINGS OF SHAREHOLDERS

2.1 Place of Meetings

All annual and all other meetings of shareholders shall be held at the location designated by the Board pursuant to a resolution or as set forth in a notice of the meeting, within or outside of the State of Nevada.

2.2 Annual Meetings

Annual meetings of the shareholders shall be held each year on a date and time designated by the Board.

2.3 Special Meetings

Except as otherwise required by applicable law or by the Articles of Incorporation, special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the President or by the Board or by the Chairman of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held on such date and at such time as is determined by the person or persons calling the meeting.

2.4 Notice of Shareholders’ Meetings

All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.5 hereof not less than ten (10) or more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. The notice shall specify the place, date and hour of the meeting.

A-4

2.5 Manner of Giving Notice; Affidavit of Notice

Notice of any shareholders’ meeting or any distribution of reports required by law to be given to shareholders shall be given to shareholders either personally or by mail, by facsimile, e-mail or any other form of communication permitted by law, charges prepaid, sent to each shareholder at the address of that shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If no such address appears on the Corporation’s books or has been so given, notice shall be deemed to have been given if sent to that shareholder by mail, by facsimile, email or other form of written communication permitted by law to the Corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail, delivered to a common carrier for transmission to the recipient, or actually transmitted by facsimile or other electronic means to the recipient by the person giving the notice.

An affidavit of the mailing or other means of giving any notice of any shareholders’ meeting or report may be executed by the Secretary, Assistant Secretary, any transfer agent, or other agent of the Corporation giving the notice, and filed and maintained in the minute book of the Corporation.

2.6 Adjourned Meetings and Notice Thereof

Any shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the Chairman of the meeting or by the vote of the holders of the majority of the shares which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at such meeting except in the case of the withdrawal of a shareholder from a quorum as provided in Section 2.9 hereof.

When any shareholders’ meeting, either annual or special, is adjourned for more than forty-five (45) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 hereof. Except as provided in this Section 2.6, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken. The Corporation may transact any business at any adjourned meetings that might have been transacted at the regular meeting.

2.7 Voting at Meetings of Shareholders

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.8 hereof, subject to the provisions of applicable law. Each shareholder shall be entitled to one vote for each share of stock registered on the books of the Corporation in his name, whether represented in person or by proxy. Every shareholder entitled to vote shall have the right to vote in person or by proxy as provided in Section 2.12 hereof. The shareholders’ vote may be by voice vote, by hand or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than the election of directors, any shareholder may vote part of the shares in favor of or in opposition to the proposal and refrain from voting the remaining shares, but if the shareholder fails to specify the number of shares which the shareholder is voting, it will be conclusively presumed that the shareholder’s vote is with respect to all shares that the shareholder is entitled to vote.

The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on any matter (which shares voting affirmatively also constitute a majority of the required quorum), except for the election of directors, shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by applicable law or by the Articles of Incorporation.

A-5

2.8 Record Date for Shareholder Notice, Voting and Giving Consents

In order that the Corporation may determine the shareholders entitled to notice of or to vote at, any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date:

(a)	in the case of determination of shareholders entitled to vote at any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, not be less than ten (10) or more than sixty (60) days before the date of such meeting;

(b)	in the case of determination of shareholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board; and

(c)	in the case of any other action, shall not be more than sixty (60) days prior to such other action.

If no record date is fixed:

(a)	the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the date next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

(b)	the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board is required by law, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action; and

(c)	the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.9 Quorum

Shareholders holding at least ten percent (10%) of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at the meeting of shareholders. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum and by any greater number of shares otherwise required to take such action by applicable law or the Articles of Incorporation. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no business may be transacted except as hereinabove provided.

A-6

2.10 Waiver of Notice or Consent by Absent Shareholders

The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if the objection is expressly made at the meeting.

2.11 Shareholder Action by Written Consent Without Meeting

Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

2.12 Proxies

Every shareholder entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, facsimile or other electronic transmission, or otherwise) by the shareholder or the shareholder’s attorney in fact. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless:

(a)	revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or as to any meeting by attendance at the meeting and voting in person by, the person executing the proxy; or

(b)	written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted;

provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of applicable law.

A-7

2.13 Inspectors of Election

Before any meeting of shareholders, the Board may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If inspectors of election are not so appointed, the Chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

These inspectors shall:

(a)	determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

(b)	receive votes, ballots or consents;

(c)	hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	count and tabulate all votes or consents;

(e)	determine when the polls shall close;

(f)	determine the result; and

(g)	do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

ARTICLE 3 - DIRECTORS

3.1 Powers

Subject to the provisions of applicable law, any limitations in the Articles of Incorporation and the bylaws of the Corporation relating to action required to be approved by the shareholders or by the outstanding shares, or by a less than majority vote of a class or series of preferred shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

3.2 Number and Qualification of Directors

The authorized number of directors of the Corporation shall not be less than one (1) nor more than ten (10) with the exact number of directors to be fixed from time to time, within the limits specified, by approval of the Board. A director need not be a shareholder of the Corporation or a resident of the State of Nevada.

A-8

3.3 Election and Term of Office

Except as provided in applicable law, at each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting. Except as otherwise mandated by statute, each director shall be elected by a majority of the votes cast with respect to the director at any meeting of stockholders for the election of directors at which a quorum is present; provided, however, that the directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives written notice that a stockholder has nominated a person for election to the Board of Directors in compliance with advance notice requirements, if any, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date that the Corporation first mails its notice of the meeting to the shareholders. For purposes of this Section, a vote of the majority of the shares cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Each director, including the director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4 Vacancies

Vacancies in the Board may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until his successor is elected at an annual or special meeting of the shareholders or until his death, resignation or removal.

A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any director, or if the Board by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of ten percent (10%) or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the shareholders, to be held to elect the entire Board. If the Board accepts the resignation of a director tendered to take effect at a future time, the Board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of directors or amendment reducing the number of classes of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.5 Removal of Directors

Any or all of the directors may be removed without cause if such removal is effected in accordance with the provisions of applicable law.

3.6 Resignation of Directors

Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future date, a successor may be elected to take office when the resignation becomes effective.

A-9

3.7 Place of Meeting

Regular meetings of the Board shall be held at any place within or outside the State of Nevada which has been designated from time to time by resolution of the Board.

Special meetings of the Board may be held either at a place within or outside the State of Nevada which has been designated by resolution of the Board or as set forth in a notice of the meeting.

Members of the Board may participate in a meeting through use of a conference telephone or similar communication equipment or the Internet, so long as all members participating in such meeting can hear one another. Participation in a meeting by means of the above-described procedure shall constitute presence in person at such meeting.

3.8 Annual Meeting

Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting for the purpose of organization, election of officers and committees of the Board and the transaction of other business. Notice of such meeting is hereby dispensed with.

3.9 Special Meetings

Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President, the Treasurer, the Secretary or any two directors.

Written notice of the date, time and place of special meetings shall be delivered personally to each director or sent to each director by mail, facsimile, e-mail or by other form of written communication, charges prepaid, sent to him at his address as it appears upon the records of the Corporation or, if it is not so shown or is not readily ascertainable, at the place in which the meetings of directors are regularly held. The notice need not state the purpose for the meeting. In case such notice is mailed, it shall be deposited in the United States mail at least five (5) days prior to the time of the meeting. In case such notice is delivered personally, transmitted by facsimile or other electronic means, it shall be so delivered or electronically transmitted at least twenty-four (24) hours prior to the time of the meeting. Such delivery, mailing or transmitting as above provided, shall be due, legal and personal notice to such director. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

3.10 Adjournment

A majority of the directors present, whether or not a quorum is present, may adjourn any directors’ meeting to another time and place.

3.11 Notice of Adjournment

If a meeting of the Board is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment.

A-10

3.12 Waiver of Notice

The transactions at any meeting of the Board, however called and noticed, or wherever held, shall be as valid as though such transactions had occurred at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. The waiver of notice need not state the purpose for which the meeting is or was held.

3.13 Quorum and Voting

A majority of the directors then in office shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinabove provided. In no event shall a quorum be less than two (2) unless the number of directors is one (1), in which case one (1) director constitutes a quorum. Every act or decision done or made by a majority of the directors at a meeting duly held at which a quorum is present shall be regarded as an act of the Board subject to the provisions of applicable law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

3.14 Fees and Compensation

Directors may receive a stated salary for their services as directors if permitted by resolution of the Board, or the directors may receive a fixed fee, with or without expenses of attendance, if they not receiving monthly compensation for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity, as an officer, agent, employee or otherwise, or from receiving compensation therefor.

3.15 Action Without Meeting

Any action required or permitted to be taken by the Board under applicable law may be taken without a meeting if all members of the Board individually or collectively consent in writing to such action. Such consent or consents shall be filed with the minutes of the meetings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors. Any certificate or other document filed under the provisions of applicable law which relates to action so taken shall state that the action was taken by unanimous written consent of the Board without a meeting and that the bylaws authorized the directors to so do.

3.16 Duty of Care of Directors and Officers

Every director and officer of the Corporation in exercising their powers and discharging their duties shall:

(a)	act honestly and in good faith with a view to the best interests of the Corporation; and

(b)	exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Every director and officer of the Corporation shall be liable for a breach of the duties set forth in this Section 3.16.

A-11

ARTICLE 4 - OFFICERS

4.1 Number; Term of Office

The officers of the Corporation shall be appointed by the Board and shall consist of a President, a Treasurer and a Secretary and such other officers and agents with such titles and such duties as the Board may from time to time determine, each to have such authority, functions or duties as in these by-laws provide or as the Board may from time to time determine, and each to hold office for such term as may be prescribed by the Board and until such person’s successor shall have been chosen and shall qualify, or until such person’s death or resignation, or until such person’s removal in the manner hereinafter provided. Any number of offices may be held by the same person. All officers must be natural persons and any natural person may hold two or more offices.

4.2 Removal

Subject to the provisions of these by-laws, any officer may be removed, either with or without cause, by the Board at any meeting thereof called for the purpose.

4.3 Resignation

Any officer may resign at any time by giving notice to the Board, the President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.4 Chairman of the Board

The Chairman of the Board may also be an officer of the Corporation, subject to the control of the Board, and shall report directly to the Board.

4.5 President

The President shall have general supervision and direction of the business and affairs of the Corporation, subject to the control of the Board, and shall report directly to the Board.

4.6 Vice Presidents

Any Vice President shall have such powers and duties as shall be prescribed by his superior officer or the Board. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the President or as the Board may from time to time determine. A Vice President need not be an officer of the Corporation and shall not be deemed an officer of the Corporation unless elected by the Board.

4.7 Treasurer

The Treasurer, if one shall have been elected, shall supervise and be responsible for all the funds and securities of the Corporation; the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation; borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party; the disbursement of funds of the Corporation and the investment of its funds; and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the President or as the Board may from time to time determine.

A-12

4.8 Secretary

It shall be the duty of the Secretary to act as secretary at all meetings of the Board, of the committees of the Board and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose. The Secretary shall see that all notices required to be given by the Corporation are duly given and served, shall be custodian of the seal of the Corporation if the Corporation has a seal, and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided). The Secretary shall have charge of the books, records and papers of the Corporation and shall see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and in general shall perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the President or as the Board may from time to time determine.

4.9 Assistant Treasurers and Assistant Secretaries

Any Assistant Treasurers and Assistant Secretaries shall perform such duties as shall be assigned to them by the Board or by the Treasurer or Secretary, respectively, or by the President. An Assistant Treasurer or Assistant Secretary need not be an officer of the Corporation and shall not be deemed an officer of the Corporation unless appointed by the Board.

4.10 Additional Matters

The Board shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the Board. Salaries of officers and other shareholders employed by the Corporation shall be fixed periodically by the Board or established under agreements with the officers or shareholders approved by the Board. No officer shall be prevented from receiving this salary because he is also a director of the Corporation.

ARTICLE 5 - SHARES OF STOCK

5.1 Share Certificates

The certificates of shares of the Corporation shall be in such form consistent with the Articles of Incorporation and applicable law and shall be approved by the Board. Except as may be permitted by applicable law, a certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any of these shares are fully paid. All such certificates shall be signed by the Chairman or Vice Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant financial officer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile.

5.2 Transfer of Shares

Subject to the provisions of applicable law, upon the surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

A-13

5.3 Lost or Destroyed Certificate

The holder of any shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate therefor, and the Corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, upon approval of the Board. The Board may, in its discretion, as a condition to authorizing the issue of such new certificate, require the owner of the lost or destroyed certificate, or his legal representative, to make proof satisfactory to the Board of the loss or destruction thereof and to give the Corporation a bond or other security, in such amount and with such surety or sureties as the Board may determine, as indemnity against any claim that may be made against the Corporation on account of any such certificate so alleged to have been lost or destroyed.

5.4 Consideration for Shares

The Board may authorize shares to be issued for consideration permitted by applicable law. When the Corporation receives the consideration for which the Board authorized the issuance of shares, such shares shall be fully paid and non-assessable and the shareholders shall not be liable to the Corporation or to its creditors in respect thereof.

5.5 Value of Consideration

In determining whether any property, benefit or services are equal to the fair market value of the shares, the Board may take into account reasonable charges and expenses of organization and reorganization and payments for property and services already received or performed that are reasonably expected to benefit the Corporation. Absent evidence to the contrary, the determination of the board as to the value of the consideration received by the Corporation for the issuance of shares shall be final and conclusive.

5.6 Directors Obligations

Members of the Board who vote for or consent to a resolution authorizing the issuance of a share for consideration other than money are liable to the Corporation to make good any amount by which the consideration received is less than the fair market value of such shares on the date of such resolution.

ARTICLE 6 - COMMITTEES

6.1 Committees

The Board may designate one or more committees, each consisting of one (1) or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.

The provisions of these bylaws for notice to directors of meetings, place of meetings, regular meetings, special meetings and notice, quorum, waiver of notice, adjournment, notice of adjournment, and actions without meetings, without such changes in the context of those bylaws as may be necessary to substitute the committee and its members for the Board and its members, apply also to the committees of the Board and action by such committees, except that the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee.

A-14

ARTICLE 7 - INDEMNIFICATION OF DIRECTORS,

OFFICERS, EMPLOYEES, AND OTHER AGENTS

7.1 Agents, Proceedings and Expenses

For purposes of this Article, an “agent” of the Corporation includes any person who is or was a director, officer, employee or other agent of the Corporation; or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation or another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” include, without limitation, all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the Corporation.

7.2 Indemnification

The Corporation shall, to the maximum extent permitted by applicable law, have the power to indemnify each of its agents against expenses and shall have the power to advance to each such agent expenses incurred in defending any such proceeding to the maximum extent permitted by that law.

7.3 Insurance

The Corporation may, upon the resolution of the directors, purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of this Article 7.

ARTICLE 8 - MISCELLANEOUS

8.1 Checks, Drafts, Evidence of Indebtedness

All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the Board.

8.2 Contracts, Etc., How Executed

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances; and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

8.3 Representation of Shares of Other Corporations

The President or, in the event of his absence or inability to serve, any Vice President and the Secretary or Assistant Secretary of the Corporation are authorized to vote, represent and exercise, on behalf of the Corporation, all rights incidental to any and all shares of any other corporation standing in the name of the Corporation. The authority herein granted to the officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by the officers.

8.4 Suspension of Certain Rights

Any rights of the Board under Nevada law to take action to protect the interest of the Corporation and its shareholders by granting or denying any rights, privileges, power or authorities of the Corporation’s shareholders shall not be exercised by the Board for so long as the Corporation is listed on a Canadian stock exchange.

ARTICLE 9 - AMENDMENTS TO BYLAWS

9.1 Amendment by Directors

The Board by a majority vote of the Board at any meeting may amend these bylaws, including any bylaws adopted by the shareholders, but the shareholders may from time to time specify particular provisions of these bylaws, which shall not be amended by the Board.

A-15

CERTIFICATE OF SECRETARY

OF

CurrencyWorks Inc.

(the “Corporation”)

I hereby certify that I am the duly appointed and acting Secretary of the Corporation, and that the foregoing is a true and correct copy of the Amended and Restated Bylaws of the Corporation adopted on the ____ day of ___________, 2021.

DATED: _____________________, 2021

Swapan Kakumanu
Secretary

SCHEDULE “B”

AUDIT COMMITTEE CHARTER

CURRENCYWORKS INC.

(formerly: ICOX INNOVATIONS INC.)

(formerly: APPCOIN INNOVATIONS INC.)

(the “Company”)

AUDIT COMMITTEE CHARTER

(adopted as of October 9, 2017)

I. PURPOSE

The Audit Committee (the “Committee”) of the board of directors (the “Board”) of the Company, a Nevada corporation, shall provide assistance to the Board in fulfilling its responsibility to the Company’s shareholders relating to corporate accounting matters, the financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Committee’s purpose is to:

1.	assist the Board’s oversight of:

(a)	the reliability and integrity of the Company’s financial statements, accounting policies, financial reporting and disclosure practices,

(b)	the establishment and maintenance of processes to assure compliance with all relevant laws and regulations applicable to, and policies of, the Company, including for the receipt of complaints and concerns regarding accounting, internal control or auditing matters,

(c)	the engagement, compensation, performance, qualifications and independence of the Company’s independent auditor, its conduct of the annual independent audit of the Company’s financial statements, and its engagement for all other services, and

(d)	the functioning of the Company’s system of internal accounting and financial controls;

2.	provide an open avenue of communication between the Company’s internal accounting department, the Company’s independent auditor, the Company’s financial and senior management and the Board; and

3.	prepare the report of the Committee required by the rules of the Securities and Exchange Commission, or other applicable securities regulators (collectively, the “Securities Commissions”), for inclusion in the Company’s annual proxy statement, annual report, or other applicable disclosure documents.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Audit Committee Charter (this “Charter”).

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate, or are in accordance with generally accepted accounting principles, accounting standards, or applicable laws and regulations. This is the responsibility of management of the Company, the Company’s internal accounting department and the Company’s independent auditor. Because the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the internal accounting department and the Company’s independent auditor, and the integrity and accuracy of information provided to the Committee by such persons in carrying out the Committee’s oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the independent auditor.

B-2

II. STRUCTURE AND OPERATION

Composition and Qualifications

The Committee shall be composed of members of the Board, the number of which shall be fixed from time to time by resolution adopted by the Board. Except as otherwise permitted by applicable rules and regulations, the majority of the Committee members shall, in the judgment of the Board, meet: (a) the independence requirements of Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any other rules and regulations of any of the Securities Commissions; and (b) the independence requirements of the rules of any applicable stock exchange or quotation system upon which the Company’s shares are listed from time to time. If required by the rules and regulations governing the Company, one or more members of the Committee, shall be, in the judgment of the Board, an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K under the 1934 Act. Each member of the Committee must be able to read and understand the Company’s financial statements, including the balance sheet, income statement and cash flow statement (or equivalent).

Authority

The Committee shall have the authority to: (a) retain (at the Company’s expense) its own legal counsel, accountants and other consultants that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities; (b) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities; and (c) take whatever actions that it deems appropriate to foster an internal culture that is committed to maintaining quality financial reporting, sound business risk practices and ethical behavior within the Company.

In addition, the Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel, and/or the independent auditor to meet with the Committee and any of its advisors and to respond to any inquiries of the Committee. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities. Finally, the Board shall adopt resolutions which provide for appropriate funding, as determined by the Committee, for: (a) services provided by the independent auditor in rendering or issuing any audit report to the Company; (b) services provided by any adviser employed by the Committee which it believes, in its sole discretion, are needed to carry out its duties and responsibilities; or (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

Appointment and Removal

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal. Any member of the Committee may be removed, with or without cause, by majority vote of the Board at any time. A member of the Committee shall automatically cease to be a member of the Committee upon ceasing to be a member of the Board. Vacancies on the Committee will be filled by resolution of the Board.

B-3

Chairperson

The Board may, but is not required to, appoint one member of the Committee to: (a) serve as Chair of the Committee; (b) convene and chair all regular and special sessions of the Committee; (c) set the agendas for Committee meetings; (d) determine and communicate to management and the full Board the information needs of the Committee; and (e) report Committee determinations and actions on behalf of the Committee to the Board.

If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee, to serve at the pleasure of the majority of the full Committee. If the Chair of the Committee is not present at any meeting of the Committee, an acting Chair for the meeting may be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chair shall refer the matter to the Board for consideration. All requests by the Committee for information from the Company or the independent auditor shall be made through the Chair, or as otherwise determined by the Committee.

Delegation to Subcommittees

The Committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the Committee. Any delegation may be made only to the extent permitted by applicable rules and regulations, and the Company’s bylaws and articles of incorporation.

III. COMMITTEE MEETINGS

The Chair shall preside at each meeting of the Committee and set the agendas for the Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of the Company’s bylaws or this Charter.

The Committee shall meet (in person, by teleconference, or by other means of electronic communication) as often as may be deemed necessary or appropriate, being generally at least four times annually, or more frequently as circumstances dictate. The Committee shall meet periodically with the Company’s management and independent auditor and, if necessary, in separate executive sessions with only the independent auditor and Committee members present, or with only management and Committee members present, to discuss any matters that the Committee believes should be discussed privately. The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in the Company’s records.

Except as otherwise required by the Company’s bylaws or articles of incorporation, a majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee, and the act of a majority of the Committee members present at any meeting at which there is a quorum shall be deemed to be the act of the Committee. The Committee may also act by unanimous written consent in lieu of a meeting.

The notice of the time and place of every meeting of the Committee shall be given in writing to each member of the Committee at least 24 hours prior to the time of such meeting, unless such notice is waived by the unanimous consent of the Committee members.

B-4

The Committee may, at its discretion, include in its meetings non-management directors who are not members of the Committee, members of the Company’s management, representatives of the Company’s outside advisors, any other personnel employed or retained by the Company, or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee. Any non-management directors who are not members of the Committee that attend Committee meetings shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote.

The Chair of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Board.

IV. DUTIES AND RESPONSIBILITIES

The Committee’s role is one of oversight. The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and independent auditor, in accordance with its business judgment. In discharging its oversight role, the Committee encourages free and open communication among the Committee, the Company’s independent auditor, and management, and is empowered to investigate any matter brought to its attention with all requisite access to all books, records, facilities and personnel of the Company, and to the Company’s independent auditor and outside legal counsel.

The following functions and responsibilities are set forth as a guide, with the understanding that the Committee may carry out, in its discretion, additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.

General

1.	Develop and maintain free and open means of communication with the Board, the Company’s independent auditor, the Company’s internal auditor, if any, and the management of the Company.

2.	Perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s bylaws and applicable laws and regulations.

3.	Review and reassess, at least annually, the adequacy of this Charter and submit any recommended changes to the Board for its consideration.

4.	Report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditor.

5.	Maintain minutes and other records of meetings and activities of the Committee.

Financial Statements and Published Information

6.	Review filings made with the Securities Commissions and other published documents containing the Company’s financial statements, including any certification, report, opinion or review rendered by the independent auditor, or any press releases announcing earnings (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), and all financial information and earnings guidance intended to be provided to analysts and the public or to rating agencies, and consider whether the information contained in these documents is consistent with the information contained in the Company’s financial statements.

B-5

7.	Review and discuss with management and the independent auditor the Company’s annual and quarterly financial statements prior to their filing, including any Management’s Discussion and Analysis related to same.

8.	Discuss with the independent auditor: (a) all significant matters related to the independent auditor’s review of the financial statements; and (b) the matters required to be communicated by applicable Statements of Auditing Standards or other standards of applicable Securities Commissions.

9.	Make a recommendation to the Board regarding the inclusion of the audited annual financial statements in any filings of the Company with applicable Securities Commissions.

10.	Consider and review with management and the independent auditor:

(a)	significant findings during the year, including the status of previous audit recommendations, and management’s responses thereto;

(b)	any audit problems or difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information;

(c)	the overall scope and plans for the audit (including the audit budget and the adequacy of compensation and staffing);

(d)	any changes required in the planned scope of the audit plan; and

(e)	the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

11.	Oversee the services rendered by the Company’s independent auditor, including the resolution of disagreements between management and the independent auditor regarding preparation of financial statements.

12.	Prepare and include in the Company’s annual proxy statement or other filings with applicable Securities Commissions, any report from the Committee or other disclosures as required by applicable laws and regulations.

Performance and Independence of Independent Auditor

13.	On an annual basis, request from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board, and with any other applicable laws, rules and regulations. The Committee shall review the qualification, performance and independence of the independent auditor annually and make determinations regarding the appointment or termination of the independent auditor. The Committee shall actively engage in a dialogue with the Company’s management and independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor from management and the Company, and take appropriate action to satisfy it of the independent auditor’s objectivity and independence. The Committee shall also:

(a)	confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC;

B-6

(b)	consider whether, in the interest of assuring continuing independence of the independent auditor, the Company should regularly rotate its independent auditor;

(c)	set clear policies for the Company’s hiring of employees or former employees of the independent auditor; and

(d)	if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

14.	On an annual basis, obtain from the independent auditor a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditor: (a) the audit of the Company’s annual financial statements for the most recent fiscal year and any reviews of the financial statements; (b) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (c) all other services rendered by the independent auditor for the most recent fiscal years, in the aggregate and by each service.

15.	At least annually, obtain and review a written report by the independent auditor describing all relationships between the Company (and any of its subsidiaries) and the independent auditor and discuss the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent peer review.

Review of Services and Audit by Independent Auditor

16.	Have the sole authority and responsibility to appoint, evaluate, determine the compensation of and, where appropriate, replace the independent auditor. The Committee may, in its discretion, seek shareholder ratification of the independent auditor it appoints. The independent auditor shall report directly to the Committee, and the Committee’s responsibility shall include the resolution of disagreements between management and the independent auditor regarding financial reporting.

17.	Consider and pre-approve all audit and non-audit services provided by the independent auditor. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings.

18.	Following completion of the annual audit, review with management, the independent auditor and the internal accounting department:

(a)	the Company’s annual financial statements and related footnotes;

(b)	the independent auditor’s audit of the financial statements and the report thereon;

(c)	any significant changes required in the independent auditor’s audit plan; and

(d)	other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

B-7

19.	Review with the independent auditor, as required by the rules and regulations of applicable Securities Commissions or otherwise:

(a)	all critical accounting policies and practices used by the Company;

(b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	other material communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

Financial Reporting Process

20.	Review the activities, organizational structure, staffing and qualifications of the internal audit function, if any.

21.	Review and approve any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statements of the Company.

22.	Review and discuss periodically with management and the independent auditor:

(a)	the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures;

(b)	all significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data;

(c)	the integrity of the Company’s financial reporting processes;

(d)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(e)	the adequacy of the Company’s risk management programs and policies, including recommendations for any improvements in these areas.

23.	Establish regular and separate systems of reporting to the Committee by each of management, the independent auditor and the Company’s internal accounting department regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

24.	Review with management the adequacy of the Company’s insurance and fidelity bond coverages, reported contingent liabilities, and management’s assessment of contingency planning.

25.	Review management’s plans regarding any changes in accounting practices or policies and the financial impact of such changes, any major areas in management’s judgment that have a significant effect upon the financial statements of the Company, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Company.

B-8

26.	Meet periodically with management, the internal auditors, if any, and the independent auditor in separate executive sessions to discuss matters which the Committee or these groups believe should be discussed privately.

Ethical and Legal Compliance

27.	Review with the Company’s counsel any legal, tax or regulatory matter that may have a material impact on the Company’s financial statements, operations and compliance policies, and programs and reports to be filed with, or received from, any regulators.

28.	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as set forth in Annex A attached to this Charter.

29.	Review and approve any transactions or courses of dealing with related parties.

B-9

ANNEX A

PROCEDURES FOR THE SUBMISSION OF

COMPLAINTS AND CONCERNS REGARDING

ACCOUNTING, INTERNAL ACCOUNTING CONTROLS AND

AUDITING MATTERS

1.	CurrencyWorks Inc. (the “Company”) has designated the Audit Committee of its Board of Directors (the “Committee”) to be responsible for administering the procedures for the receipt, retention, and treatment of complaints received by the Company or the Committee directly regarding accounting, internal accounting controls and auditing matters.

2.	Any employee of the Company may, on a confidential and anonymous basis, submit concerns regarding questionable accounting controls or auditing matters to the Committee by setting forth such concerns in a letter addressed directly to the Committee with a legend on the envelope such as “Confidential” or “To be opened by Audit Committee only”. If an employee would like to discuss the matter directly with a member of the Committee, the employee should include a return telephone number in his or her submission to the Committee at which he or she can be contacted. All submissions by letter to the Committee can be sent to:

CurrencyWorks Inc.

(formerly: ICOX Innovations Inc.)

(formerly: AppCoin Innovations Inc.)

c/o Audit Committee

561 Indiana Court

Los Angeles, CA 90291

3.	Any complaints received by the Company that are submitted as set forth herein will be forwarded directly to the Committee and will be treated as confidential if so indicated.

4.	At each meeting of the Committee, or any special meetings called by the Chairperson of the Committee, the members of the Committee will review and consider any complaints or concerns submitted by employees as set forth herein and take any action it deems necessary in order to respond thereto.

5.	All complaints and concerns submitted as set forth herein will be retained by the Committee for a period of seven (7) years.

CURRENCYWORKS INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class
COMMON CLASS

Holder Account Number

C1234567890 IND

Fold

This Proxy is solicited by and on behalf of the Board of Directors.

The undersigned stockholder of CurrencyWorks Inc. (the "**Company**") hereby appoints James P. Geiskopf and James Carter, and each of them, as attorneys and proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on **Thursday, May 27, 2021** at **10 a.m., Pacific time**, via teleconference only at toll free at 888-289-4573, access code: 3904509# or any adjournment thereof, on the matters set forth below, and in his discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.

Fold

Proxies submitted must be received by 10:00 a.m., Pacific time, on May 25, 2021.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01Q7RA

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Against	Abstain		**For**	Against	Abstain		**For**	Against	Abstain
01. James P. Geiskopf	☐	☐	☐	02. Cameron Chell	☐	☐	☐	03. Michael Blum	☐	☐	☐
04. Edmund C. Moy	☐	☐	☐	05. James Carter	☐	☐	☐				

Fold

	For	Against	Abstain
2. Appointment of Auditors To ratify the appointment of Haynie & Company as the independent registered public accounting firm of the Company.	☐	☐	☐
3. Amendment to 2017 Equity Incentive Plan To approve an amendment of the 2017 equity incentive plan of the Company to increase in the number of shares of common stock available for the grant of stock options from 6,985,207 to 13,300,000.	☐	☐	☐
4. Increase of Number of Authorized Shares of Common Stock To approve an amendment of the articles of incorporation of the Company to increase the number of authorized shares of common stock from 75,000,000 to 400,000,000.	☐	☐	☐
5. Amendment and Restatement of Bylaws To approve amendment and restatement of the Company's bylaws to remove the provisions required by the TSX Venture Exchange.	☐	☐	☐

Fold

Authorized Signature(s) – This section must be completed for your vote to be counted.
Please sign exactly as name(s) appears herein. Joint owner should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature(s) ☐

Date MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

I X I Q 316216 X X X X A R 1 999999999999

01Q7SB

CURRENCYWORKS INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class
COMMON CLASS

Holder Account Number

C1234567890 IND

Intermediary

ABCD

Fold

Voting Instruction Form ("VIF") - Annual Meeting of Stockholders to be held on May 27, 2021

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

The undersigned stockholder of CurrencyWorks Inc. (the "**Company**") hereby appoints James P. Geiskopf and James Carter, and each of them, as attorneys and proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on **Thursday, May 27, 2021** at **10 a.m., Pacific time**, via teleconference only at toll free at 888-289-4573, access code: 3904509# or any adjournment thereof, on the matters set forth below, and in his discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The shares represented by this VIF, when this VIF is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this VIF will be voted in accordance with recommendations of the Board of Directors, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.

Fold

VIFs submitted must be received by 10:00 a.m., Pacific time, on May 25, 2021.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01Q7TA

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01. James P. Geiskopf	☐	☐	☐	02. Cameron Chell	☐	☐	☐	03. Michael Blum	☐	☐	☐
04. Edmund C. Moy	☐	☐	☐	05. James Carter	☐	☐	☐				

Fold

	For	Against	Abstain
2. Appointment of Auditors To ratify the appointment of Haynie & Company as the independent registered public accounting firm of the Company.	☐	☐	☐
3. Amendment to 2017 Equity Incentive Plan To approve an amendment of the 2017 equity incentive plan of the Company to increase in the number of shares of common stock available for the grant of stock options from 6,985,207 to 13,300,000.	☐	☐	☐
4. Increase of Number of Authorized Shares of Common Stock To approve an amendment of the articles of incorporation of the Company to increase the number of authorized shares of common stock from 75,000,000 to 400,000,000.	☐	☐	☐
5. Amendment and Restatement of Bylaws To approve amendment and restatement of the Company's bylaws to remove the provisions required by the TSX Venture Exchange.	☐	☐	☐

Fold

Authorized Signature(s) – This section must be completed for your instructions to be executed.

Please sign exactly as name(s) appears herein. Joint owner should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

I X I Q 316216 X X X X A R 1 999999999999

01Q7UB